Exhibit 99.2

                                Conoco Phillips
                              Houston, Texas 77079

Preliminary
FINANCIAL HIGHLIGHTS
                                                            Millions of Dollars
                                                            Three Months Ended
                                                                March 31
                                                         2007               2006
                                                  ------------------  -----------------
Revenues and other income
   Sales and other operating revenues*            $          41,320             46,906
   Equity in earnings of affiliates                             929                960
   Other income                                                 618                 61
                                                  ------------------  -----------------
                                                             42,867             47,927
                                                  ------------------  -----------------
Costs and expenses
   Purchased crude oil, natural gas and products             26,715             33,455
   Production and operating expenses                          2,492              2,215
   Selling, general and administrative expenses                 527                566
   Exploration expenses                                         262                112
   Depreciation, depletion and amortization                   2,024              1,180
   Impairments                                                   (1)                 -
   Taxes other than income taxes*                             4,374              4,387
   Accretion on discounted liabilities                           79                 60
   Interest and debt expense                                    307                115
   Foreign currency transaction losses                            1                 22
   Minority interests                                            21                 18
                                                  ------------------  -----------------
                                                             36,801             42,130
                                                  ------------------  -----------------

   Income before income taxes                                 6,066              5,797
   Provision for income taxes                                 2,520              2,506
                                                  ------------------  -----------------
Net income                                                    3,546              3,291
                                                  ==================  =================

Net income per share of common stock (dollars)
   Basic                                          $            2.15               2.38
                                                  ==================  =================
   Diluted                                        $            2.12               2.34
                                                  ==================  =================

Average common shares outstanding (in thousands)
   Basic                                                  1,647,352          1,382,925
   Diluted                                                1,668,847          1,404,704


  *Includes excise taxes on petroleum products
   sales:                                         $           3,717              3,990

                                Conoco Phillips
                              Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA
                                                          Millions of Dollars
                                                            Three Months Ended
                                                                March 31
                                                         2007               2006
                                                  ------------------  -----------------
SUMMARY OF NET INCOME (LOSS)
   E&P
      United States                               $             916              1,181
      International                                           1,413              1,372
                                                  ------------------  -----------------
        Total E&P                                             2,329              2,553
                                                  ------------------  -----------------
   Midstream                                                     85                110
                                                  ------------------  -----------------
   R&M
      United States                                             896                297
      International                                             240                 93
                                                  ------------------  -----------------
        Total R&M                                             1,136                390
                                                  ------------------  -----------------
   LUKOIL Investment                                            256                249
   Chemicals                                                     82                149
   Emerging Businesses                                           (1)                 8
   Corporate and other                                         (341)              (168)
                                                  ------------------  -----------------
   Consolidated                                   $           3,546              3,291
                                                  ==================  =================

                                Conoco Phillips
                              Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA
                                                            Three Months Ended
                                                                March 31
                                                         2007               2006
                                                  ------------------  -----------------
Effective tax rate %                                           41.5  %            43.2

                                                           Millions of Dollars
FOREIGN CURRENCY GAINS (LOSSES)
AFTER-TAX
   E&P                                            $              17                  7
   Midstream                                                      -                  -
   R&M                                                            -                  6
   LUKOIL Investment                                              -                  -
   Chemicals                                                      -                  -
   Emerging Businesses                                            -                  -
   Corporate and other                                          (14)                (8)
                                                  ------------------  -----------------
                                                  $               3                  5
                                                  ==================  =================

CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income                                     $           3,546              3,291
   Depreciation, depletion and amortization                   2,024              1,180
   Impairments                                                   (1)                 -
   Dry hole costs and leasehold impairments                     148                 38
   Accretion on discounted liabilities                           79                 60
   Deferred taxes                                                77                168
   Undistributed equity earnings                               (557)               (67)
   Net gain on asset dispositions                              (499)                (3)
   Other                                                        (94)              (203)
   Working capital adjustments                                2,150                336
                                                  ------------------  -----------------
   Net cash provided by operating activities      $           6,873              4,800
                                                  ==================  =================

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                               $             843                419
      International                                           1,727              1,787
                                                  ------------------  -----------------
                                                              2,570              2,206
   Midstream                                                      -                  1
   R&M                                                          205              1,635
   LUKOIL Investment                                              -                612
   Chemicals                                                      -                  -
   Emerging Businesses                                           31                 12
   Corporate and other                                           41                 48
                                                  ------------------  -----------------
                                                  $           2,847              4,514
                                                  ==================  =================


OTHER
                                                     March 31, 2007   December 31, 2006
                                                  ------------------  -----------------
   Total debt                                     $          23,668             27,134
   Common stockholders' equity                    $          84,782             82,646

                                Conoco Phillips
                              Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS
                              BY SEGMENT

                                                            Three Months Ended
                                                                March 31
                                                        2007                2006
                                                  ------------------  -----------------
                                                       Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                                276                283
          Lower 48                                              104                 64
                                                  ------------------  -----------------
                                                                380                347
      Norway                                                    179                188
      United Kingdom                                             55                 62
      Canada                                                     21                 22
      China                                                      38                 25
      Indonesia                                                  13                 14
      Vietnam                                                    23                 31
      Timor Sea                                                  24                 39
      Libya                                                      45                  -
      Other                                                      62                 49
                                                  ------------------  -----------------
      Total consolidated                                        840                777
      Equity affiliates
         Canada                                                  23                  -
         Russia                                                  15                 16
         Venezuela                                               82                110
                                                  ------------------  -----------------
          Total Worldwide                                       960                903
                                                  ==================  =================

   Syncrude                                                      23                 16
                                                  ==================  =================

   Natural gas liquids produced
      United States
          Alaska*                                                22                 22
          Lower 48                                               68                 29
                                                  ------------------  -----------------
                                                                 90                 51
      Norway                                                      8                 11
      Canada                                                     31                  9
      Timor Sea                                                  12                 20
      Other                                                       9                  6
                                                  ------------------  -----------------
          Total Worldwide                                       150                 97
                                                  ==================  =================

   *Includes reinjected volumes sold lease-to-lease.             16                 14

                                                       Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                                122                163
          Lower 48                                            2,190              1,264
                                                  ------------------  -----------------
                                                              2,312              1,427
      Norway                                                    247                269
      United Kingdom                                            785                851
      Canada                                                  1,152                424
      China                                                      11                  -
      Timor Sea                                                 243                144
      Indonesia                                                 331                294
      Vietnam                                                    15                 24
      Libya                                                       5                  -
      Other                                                     212                121
                                                  ------------------  -----------------
      Total consolidated                                      5,313              3,554
      Equity affiliates
         Venezuela                                                9                 11
                                                  ------------------  -----------------
          Total Worldwide                                     5,322              3,565
                                                  ==================  =================
   *Represents quantities available for sale.
    Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                                  492                264

LUKOIL Investment
   Production (MBOE/D)*                                         445                322
   Refinery crude oil throughput (MB/D)*                        219                163
   *Represents our estimated net share of LUKOIL.

                                Conoco Phillips
                              Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS
                                                            Three Months Ended
                                                                March 31
                                                         2007               2006
                                                  ------------------  -----------------
E&P
                                                                 Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                                $           55.50              58.87
            Lower 48                                          49.32              52.21
               Total U.S.                                     53.78              57.70
         International                                        56.29              60.08
         Total consolidated                                   55.17              58.97
         Equity affiliates*                                   40.02              43.38
            Total Worldwide                                   53.38              56.63
      Natural gas (per MCF)
         United States
            Alaska                                             4.19               3.58
            Lower 48                                           6.21               7.50
               Total U.S.                                      6.19               7.42
         International                                         6.49               7.16
         Total consolidated                                    6.36               7.26
         Equity affiliates*                                    0.48               0.23
           Total Worldwide                                     6.35               7.24
*Excludes our equity share of LUKOIL reported in the LUKOIL Investment segment.


Midstream
                                                       Thousands of Barrels Daily
   Natural gas liquids extracted
     Consolidated
        United States                                            15                 23
        International                                             -                  -
     Equity affiliates
        United States                                           174                178
        International                                             8                  6
                                                  ------------------  -----------------
                                                                197                207
                                                  ==================  =================



                                                                 Per Barrel
   U.S. product prices
   Weighted average NGL**
      Consolidated                                $           37.73              37.64
      DCP                                                     36.55              37.29

**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural-gas-liquids component and location mix.

                                Conoco Phillips
                              Houston, Texas 77079

                                                            Three Months Ended
                                                                March 31
                                                         2007               2006
                                                  ------------------  -----------------
                                                       Thousands of Barrels Daily
R&M
  United States
     Crude oil capacity                                       2,033              2,208
     Crude oil runs                                           1,938              1,840
     Refinery production                                      2,152              1,988

  International*
     Crude oil capacity                                         696                523
     Crude oil runs                                             623                490
     Refinery production                                        644                500

  U.S. petroleum products outside sales
     Gasoline                                                 1,258              1,258
     Distillates                                                862                813
     Other products                                             480                517
                                                  ------------------  -----------------
                                                              2,600              2,588
  International                                                 713                695
                                                  ------------------  -----------------
                                                              3,313              3,283
                                                  ==================  =================

                                                                Per Gallon
  U.S. average sales prices**
     Gasoline-wholesale                           $            1.86               1.79
     Gasoline-retail                                           2.03               1.90
     Distillates-wholesale                                     1.94               1.89


 *Includes ConocoPhillips' share of equity affiliates, except for our share of LUKOIL, which is reported in the LUKOIL Investment segment.
 **Excludes excise taxes.